UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2021

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ROGUE ONE, INC.

(Exact name of registrant as specified in its charter)

Nevada	00-24723	88-0393257
(State or other jurisdiction of Incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1023 K Street NW, Washington, DC 20005

(Address of Principal Executive Office)

Registrant's telephone number including area code: (405) 923-1254

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c)).

As used herein, the term “we,” “us,” “our,” and the “Company” refers to Rogue One, Inc. a Nevada corporation.

MATTER OF FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS" THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS "BELIEVES," "EXPECTS," "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF PLANS OR STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS, INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE COMPANY’S MARKETING PLANS, GOALS, COMPETITIVE AND TECHNOLOGY TRENDS AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR AS A RESULT OF OTHER RISKS FACING THE COMPANY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS. THE RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH AN EARLY-STAGE COMPANY THAT HAS ONLY A LIMITED HISTORY OF OPERATIONS, THE COMPARATIVELY LIMITED FINANCIAL AND MANAGERIAL RESOURCES OF THE COMPANY, THE RECENT AND UNPREDECENTED GLOBAL COVID-19 VIRUS CONDITIONS THAT DIRECTLY AND ADVERSELY HAVE HAD A SERIOUS NEGATIVE IMPACT UPON THE COMPANY AND ITS PLANS AND WILL LIKELY CONTINUE TO HAVE THAT IMPACT FOR THE FORESEEABLE FUTURE, THE INTENSE COMPETITION THE COMPANY FACES FROM OTHER ESTABLISHED COMPETITORS, TECHNOLOGICAL CHANGES THAT MAY LIMIT THE ABILITY OF THE COMPANY TO MARKET AND SELL ITS PRODUCTS AND SERVICES OR ADVERSELY IMPACT THE PRICING OF OUR PRODUCTS AND SERVICES, AND MANAGEMENT THAT HAS ONLY LIMITED EXPERIENCE IN DEVELOPING SYSTEMS AND MANAGEMENT PRACTICES. ANY ONE OR MORE OF THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. FURTHER, THERE CAN BE NO ASSURANCE THAT WE WILL ACHIEVE ANY OF THE OBJECTIVES OF ANY ONE OR MORE OF THE AGREEMENTS THAT WE ENTER INTO INCLUDING, BUT NOT LIMITED TO, THE AGREEMENT WITH THE STOCKHOLDERS OF HUMAN BRANDS INTERNATIONAL, INC. (THE “ACQUISITION”). AND WHILE WE BELIEVE THAT WE CONDUCTED A SUFFICIENT DUE DILIGENCE INVESTIGATION INTO THE AFFAIRS OF HUMAN BRANDSS INTERNATIONAL, INC. PRIOR TO THE ACQUISITION, WE MAY DISCOVER THAT WE ARE EXPOSED TO LIABILITIES AND CLAIMS THAT WERE NOT IDENTIFIED DURING OUR PRE-ACQUISITION DUE DILIGENCE INVESTIGATION WITH THE RESULT THAT WE MAY EXPERIENCE SIGNIFICANT LOSSES THEREBY. WE ARE ALSO INSOLVENT IN THAT OUR TOTAL LIABILITIES EXCEED OUR TOTAL ASSETS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS, CIRCUMSTANCES, OR NEW INFORMATION AFTER THE DATE OF THIS FORM 8-K OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED OR OTHER SUBSEQUENT EVENTS.

Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2021 we entered into that certain Merger Agreement and Plan of Reorganization (the “Acquisition Agreement”) with each of the stockholders of Human Brands International, Inc., a Nevada corporation (the “Acquired Company”).

Under the terms of the Acquisition Agreement, we agreed to issue an aggregate of forty-five (45) shares of our Series D Preferred Stock (par value $0.001) (the “Preferred Shares”) and an aggregate of One Hundred Seventy-Six Million Seven Hundred Seventy-One Thousand Nine Hundred Sixty-Two (176,771,962) shares of our Common Stock (par value $0.001)(the “Common Shares”) to acquire all of the outstanding capital stock of the Acquired Company.

The Acquisition Agreement was the product of several months of meetings and due diligence conducted by our officers and directors that resulted in successful negotiations with the officers and directors of the Acquired Company and the stockholders of the Acquired Company.

We did not employ or utilize the services of any investment banker, advisor, or other third party in connection with the Acquisition Agreement, the transactions underlying the Acquisition Agreement or both of them. As a result, we did not incur or pay any fees to any investment banker, advisor, or other third party.

All of the Preferred Shares and all of the Common Shares to be issued in accordance with the Acquisition Agreement are “unregistered securities” in that they will be issued pursuant to claims of exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”) and Rule 506(b) promulgated by the Securities and Exchange Commission thereunder as well as certain claims to the qualification requirements under state securities laws in the states wherein the holders of all of the outstanding capital stock of the Acquired Company. Moreover, all of the Preferred Shares and all of the Common Shares that we anticipate issuing pursuant to the Acquisition Agreement will be issued with a restricted securities legend and only upon our receipt of certain additional written assurances from each of the stockholders of the Acquired Company.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 30, 2021 we entered into that certain Merger Agreement and Plan of Reorganization (the “Acquisition Agreement”) with each of the stockholders of Human Brands International, Inc., a Nevada corporation (the “Acquired Company”) with the result that we acquired all of the outstanding capital stock of the Acquired Company and the Acquired Company became a wholly-owned subsidiary.

We did not employ or utilize the services of any investment banker, advisor, or other third party in connection with the Acquisition Agreement, the transactions underlying the Acquisition Agreement or both of them. As a result, we did not incur or pay any fees to any investment banker, advisor, or other third party.

Item 3.02 Unregistered Sales of Equity Securities.

In accordance with the Acquisition Agreement, we agreed to issue an aggregate of forty-five (45) shares of our Series D Preferred Stock (par value $0.001) (the “Preferred Shares”) and an aggregate of One Hundred Seventy-Six Million Seven Hundred Seventy-One Thousand Nine Hundred Sixty-Two (176,771,962) shares of our Common Stock (par value $0.001)(the “Common Shares”) to acquire all of the outstanding Thirty-Nine Million Six Hundred Seventy-Seven Thousand One Hundred Ninety-Six (39,677,196) shares of the Common Stock (the “Subsidiary Shares”) of Human Brands International, Inc., a Nevada corporation (the “Acquired Company”).

We did not employ or utilize the services of any investment banker, advisor, or other third party in connection with the Acquisition Agreement, the transactions underlying the Acquisition Agreement or both of them. As a result, we did not incur or pay any fees to any investment banker, advisor, or other third party.

Thus and under the terms of the Acquisition Agreement, we acquired the Subsidiary Shares in exchange for our issuance of our Preferred Shares and our Common Shares.

All of the Preferred Shares and all of the Common Shares to be issued in accordance with the Acquisition Agreement are “unregistered securities” in that they will be issued pursuant to claims of exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”) and Rule 506(b) promulgated by the Securities and Exchange Commission thereunder as well as certain claims to the qualification requirements under state securities laws in the states wherein the holders of all of the outstanding capital stock of the Acquired Company. Moreover, all of the Preferred Shares and all of the Common Shares that we anticipate issuing pursuant to the Acquisition Agreement will be issued with a restricted securities legend and only upon our receipt of certain additional written assurances from each of the stockholders of the Acquired Company.

We did not receive and do not expect to receive any proceeds as a result of the transactions underlying the Acquisition Agreement.

Item 7.01 Regulation FD Disclosure.

On June 30, 2021 we entered into that certain Merger Agreement and Plan of Reorganization (the “Acquisition Agreement”) with each of the stockholders of Human Brands International, Inc., a Nevada corporation (the “Acquired Company”).

Under the terms of the Acquisition Agreement, we agreed to issue an aggregate of forty-five (45) shares of our Series D Preferred Stock (par value $0.001) (the “Preferred Shares”) and an aggregate of One Hundred Seventy-Six Million Seven Hundred Seventy-One Thousand Nine Hundred Sixty-Two (176,771,962) shares of our Common Stock (par value $0.001)(the “Common Shares”) to acquire all of the outstanding capital stock of the Acquired Company.

The Acquisition Agreement was the product of several months of meetings and due diligence conducted by our officers and directors that resulted in successful negotiations with the officers and directors of the Acquired Company and the stockholders of the Acquired Company.

All of the Preferred Shares and all of the Common Shares to be issued in accordance with the Acquisition Agreement are “unregistered securities” in that they will be issued pursuant to claims of exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”) and Rule 506(b) promulgated by the Securities and Exchange Commission thereunder as well as certain claims to the qualification requirements under state securities laws in the states wherein the holders of all of the outstanding capital stock of the Acquired Company. Moreover, all of the Preferred Shares and all of the Common Shares that we anticipate issuing pursuant to the Acquisition Agreement will be issued with a restricted securities legend and only upon our receipt of certain additional written assurances from each of the stockholders of the Acquired Company.

Risk Factors Related to the Agreement and Our Financial Condition

Any person who seeks to acquire our Common Stock, our Preferred Stock, or any other instrument that we may issue should be aware that any such investment should be considered only by those persons who can afford the total loss of their investment and in addition to the above, these risks include, but are not limited to, the risks set forth in our most recent 2020 Annual Report on Form 10-K under Item 1A together with the following:

  We are insolvent in that our Total Liabilities are greater than our Total Assets and we cannot assure you that we will become solvent at any time in the future.

  We have limited financial and managerial resources to implement our business plan and otherwise conduct our corporate affairs and there can be no guarantee that we will have sufficient financial and managerial resources to do so in the future.

  We need to raise a significant amount of additional capital to support our current financial needs and the capital that we are likely to need if we are to sustain our corporate existence and otherwise conduct our intended business as contemplated by the Acquisition Agreement and otherwise.

  At present we have not received any commitment from any capable and qualified third party to provide a sufficient amount of additional funds that will allow us to meet our current and projected needs and there can be no assurance that we will receive a sufficient amount of funds at any time in the near future or, if we do receive such funds, that the funds will be provided on reasonable terms and in sufficient amounts and on a timely basis given our current financial condition. If we are not successful in obtaining such funds, in sufficient amounts, on reasonable terms, and on a timely basis, any person who acquires our Common Stock, our Preferred Stock, or any other instrument that we may issue or any combination of them, will likely lose their entire investment.

  Holders of our Common Stock face an almost certain prospect of immediate and substantial dilution since even if a qualified and capable prospective investor were willing to assume the extraordinary risks involved in making an investment into our Company, existing investors would very likely suffer dilution in ownership, in destruction of the current book value per share, and the destruction of the extent of their voting rights that likely would be permanent and without recourse. Thus, any person who acquires our Common Stock should be prepared to lose all or substantially all of their investment.

  There is no continuous and liquid trading market for our Common Stock and there is no likelihood that any such trading market will ever develop or, if it does develop, that it can be sustained. As a result, any person who acquires our Common Stock is not acquiring that has or will have at any time in the future, any liquidity that would allow them to sell our Common Stock without significant delays and/or difficulties. Further, there is no trading market for our Preferred Stock and there is no prospect that our Preferred Stock will ever be traded in any market.

  We have not achieved profitability, positive cash flow or both of them and there can be no assurance that we will ever achieve profitability, positive cash flow, or both of them in the future or if we do, that either or both of them can be sustained.

  We have no history of paying dividends on our Common Stock and given our lack of profitability and lack of positive cash flow, it is highly unlikely that we will ever be paying any dividends at any time in the near future.

  We have not received any independent third party evaluation of our business plan and the strategies that our Board of Directors has adopted and we have no present plans to secure any such evaluation. We may discover that notwithstanding our efforts that we expended to secure the Acquisition Agreement and otherwise conduct our business, all or a significant part of our plans and strategies may not be financially feasible for any one or more reasons. As a result, our stockholders would likely suffer the total loss of their investment.

  We face intense competition from many other larger and well-established competitors who possess significantly greater financial resources than we have currently and at any time in the foreseeable future.

  For these reasons and in view of the high risks and continuing unmitigated uncertainties involved, we cannot assure you that we will ever expect to gain any financial or other benefits as a result of the Acquisition Agreement. As a result, we may incur further protracted losses and negative cash flow thereby with the likelihood that our creditors could exercise their rights by way of a petition that would subject us to proceedings in U.S. Bankruptcy Court and, in that scenario, any holder of our Common Stock and any holder of our Preferred Stock would very likely suffer the total loss of their investment.

  All of our securities should be considered HIGH RISK investments. For these reasons, any person who seeks to acquire our securities should be prepared to lose all of their investment.

Item 9.01 Financial Tables and Exhibits

(d)	Exhibits

Exhibit 99.1	Merger Agreement and Plan of Reorganization

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGUE ONE, INC.

Date: July 2, 2021	By:	/s/ Joe E. Poe, Jr.
	Name:	Joe E. Poe, Jr.
	Title:	Chief Executive Officer
(Principal Executive Officer)